EXHIBIT 10.28

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of November 30, 2004, among DOMINO’S, INC., a Delaware corporation (“Borrower”), DOMINO’S PIZZA, INC., a Delaware corporation (successor by merger to TISM, Inc.) (“Holdings”), various Subsidiaries of Borrower, the lenders from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively, “Lenders”), J.P. MORGAN SECURITIES INC. (“JPMSI”), as sole lead arranger and book runner, JPMORGAN CHASE BANK (“JPMorgan Chase Bank”), as administrative agent for Lenders (in such capacity, “Administrative Agent”), CITICORP NORTH AMERICA, INC. (“Citicorp”), as syndication agent (in such capacity, “Syndication Agent”), and BANK ONE, NA (“Bank One”), as documentation agent (in such capacity, “Documentation Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Borrower, Holdings, JPMSI, Citigroup Global Markets, Inc., Lenders, Administrative Agent, Syndication Agent and Documentation Agent are parties to a Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same has been further amended through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the Lenders wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1.         The definition of “Class” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “2004 Term Loan” appearing in said definition and inserting the text “New 2004 Term Loan” in lieu thereof.

2.         The definition of “Loan” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “New 2004 Term Loans,” immediately following the text “2004 Term Loans,” appearing in said definition.

3.         The definition of “Notes” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “New 2004 Term Notes,” immediately following the text “2004 Term Notes,” appearing in said definition.

4.         The definition of “Requisite Lenders” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “(iv)” appearing in said definition and inserting the text “(v)” in lieu thereof and (ii) inserting the text “, (iv) the aggregate New

2004 Term Loan Exposure of all Lenders” immediately prior to the text “and (v)” appearing in said subsection (as modified pursuant to preceding subclause (i)).

5.         The definition of “Shareholder Subordinated PIK Note” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “2004 Term Loans” appearing in said definition and inserting the text “New 2004 Term Loans” in lieu thereof.

6.         Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Applicable Base Rate Margin”, “Applicable Eurodollar Rate Margin”, “Arrangers”, “Existing Term Loan Borrowing” and “Pro Rata Share” in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Additional New 2004 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(IV).

“Applicable Base Rate Margin” means (x) as to New 2004 Term Loans, 0.75% per annum and (y) as to Revolving Loans, (a) for the period from the Second Amendment Effective Date to (but excluding) the date of commencement of the first Pricing Period occurring after the Second Amendment Effective Date, the Level IV percentage set forth below and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Level	Applicable Leverage Ratio	Applicable Revolving Loan Base Rate Margin
IV	Greater than or equal to 4.25x	2.00%
III	less than 4.25x and greater than or equal to 3.75x	1.75%
II	less than 3.75x and greater than or equal to 3.25x	1.50%
I	less than 3.25x	1.25%

; provided that notwithstanding anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Base Rate Margin for Revolving Loans shall be the Level IV percentage set forth above. It is understood and agreed that the “Applicable Base Rate Margin” applicable to Revolving Loans for periods on and after the First Amendment Effective Date and prior to the Second Amendment Effective Date shall be the “Applicable Base Rate Margin” as determined pursuant to the definitions “Applicable Base Rate Margin” and “Applicable Leverage Ratio”, in each case as such definitions were in effect immediately prior to the Second Amendment Effective Date.

“Applicable Eurodollar Rate Margin” means (x) as to New 2004 Term Loans, 1.75% per annum and (y) as to Revolving Loans, (a) for the period from the Second

Amendment Effective Date to (but excluding) the date of commencement of the first Pricing Period occurring after the Second Amendment Effective Date, the Level IV percentage set forth below and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Eurodollar Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Level	Applicable Leverage Ratio	Applicable Revolving Loan Eurodollar Rate Margin
IV	Greater than or equal to 4.25x	3.00%
III	less than 4.25x and greater than or equal to 3.75x	2.75%
II	less than 3.75x and greater than or equal to 3.25x	2.50%
I	less than 3.25x	2.25%

; provided that notwithstanding anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Eurodollar Rate Margin for Revolving Loans shall be the Level IV percentage set forth above. It is understood and agreed that the “Applicable Eurodollar Rate Margin” applicable to Revolving Loans for periods on and after the First Amendment Effective Date and prior to the Second Amendment Effective Date shall be the “Applicable Eurodollar Rate Margin” as determined pursuant to the definitions “Applicable Eurodollar Rate Margin” and “Applicable Leverage Ratio”, in each case as such definitions were in effect immediately prior to the Second Amendment Effective Date.

“Arrangers” means, collectively, Initial Arrangers, First Amendment Arranger, Second Amendment Arranger and Third Amendment Arranger.

“Consenting 2004 Term Lender” means each Lender holding outstanding 2004 Term Loans that has theretofore executed and delivered a counterpart of the Third Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on the later to occur of November 23, 2004 or the Third Amendment Effective Date.

“Converted New 2004 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(IV).

“Existing 2004 Term Loan Borrowing” has the meaning assigned to that term in subsection 2.2B(x).

“New 2004 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(IV).

“New 2004 Term Loan Commitment” means the commitment of a Lender to make Additional New 2004 Term Loans to Borrower pursuant to subsection 2.1A(i)(IV),

and “New 2004 Term Loan Commitments” means such commitments of all Lenders in the aggregate.

“New 2004 Term Loan Exposure” means, with respect to any Lender as of any date of determination, the outstanding principal amount of the New 2004 Term Loans of that Lender.

“New 2004 Term Notes” means any promissory notes of Borrower issued pursuant to subsection 2.1E to evidence the New 2004 Term Loans of any Lenders, substantially in the form of Exhibit III-C annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

“Non-Consenting 2004 Term Lender” means each Lender holding 2004 Term Loans on the Third Amendment Effective Date (immediately prior to giving effect thereto) that is not a Consenting 2004 Term Lender.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the New Term Loan Commitment or the New Term Loan of any Lender, the percentage obtained by dividing (x) the New Term Loan Exposure of that Lender by (y) the aggregate New Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the 2004 Term Loan Commitment or the 2004 Term Loan of any Lender, the percentage obtained by dividing (x) the 2004 Term Loan Exposure of that Lender by (y) the aggregate 2004 Term Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the New 2004 Term Loan Commitment or the New 2004 Term Loan of any Lender, the percentage obtained by dividing (x) the New 2004 Term Loan Exposure of that Lender by (y) the aggregate New 2004 Term Loan Exposure of all Lenders, (v) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (vi) for all other purposes with respect to each Lender, (A) prior to the occurrence of the Third Amendment Effective Date, the percentage obtained by dividing (x) the sum of the 2004 Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate 2004 Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders or (B) on and after the occurrence of the Third Amendment Effective Date, the percentage obtained by dividing (x) the sum of the New 2004 Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate New 2004 Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

“Repricing Transaction” shall mean the incurrence by Borrower of a new tranche of replacement term loans under this Agreement (including by way of a conversion of New 2004 Term Loans into such replacement term loans) (i) having effective interest rate margins that are less than the Applicable Base Rate Margin and Applicable Eurodollar Rate Margin, as applicable, for New 2004 Term Loans on the Third Amendment Effective Date (immediately after giving effect thereto) (with the comparative determinations of such margins to be made by Administrative Agent and to be made after taking account of all upfront or similar fees or original issue discount (amortized over the life of such tranche of replacement term loans or New 2004 Term Loans, as the case may be) payable to all Lenders providing such replacement term loans or New 2004 Term Loans, as the case may be, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such tranche of replacement term loans or New 2004 Term Loans, as the case may be) and (ii) except to the extent incurred by way of a conversion of New 2004 Term Loans, all or a portion of the proceeds of which are used to repay, in whole or in part, principal of outstanding New 2004 Term Loans. Any such determination by Administrative Agent as contemplated by preceding clause (i) shall be conclusive and binding on all Lenders holding New 2004 Term Loans.

“Third Amendment” means the Third Amendment to Credit Agreement, dated as of November 30, 2004.

“Third Amendment Arranger” means JPMSI, in its capacity as sole lead arranger and book runner pursuant to the Third Amendment.

“Third Amendment Effective Date” has the meaning assigned to that term in the Third Amendment.

“Third Amendment Mortgage Amendments” has the meaning assigned to that term in subsection 6.15.

“2004 Term Loan Conversion” has the meaning assigned to that term in subsection 2.1A(i)(IV).

7.         Subsection 2.1A of the Credit Agreement is hereby amended by inserting the text “, 2.1A(i)(IV)” immediately following the text “2.1A(i)(III)” appearing in the first sentence of said subsection.

8.         Subsection 2.1A(i) of the Credit Agreement is hereby amended by inserting the following new clause (IV) at the end of said subsection:

“(IV) New 2004 Term Loans. (x) Each Consenting 2004 Term Lender severally agrees to convert (the “2004 Term Loan Conversion”), on the Third Amendment Effective Date, all 2004 Term Loans of such Consenting 2004 Term Lender outstanding on the Third Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder (each such term loan, a “Converted New 2004 Term Loan” and, collectively, “Converted New 2004 Term Loans”) and (ii) each Lender with a New 2004 Term Loan Commitment severally agrees to make, on the Third Amendment Effective Date, a term loan or term loans in an initial principal amount equal to such Lender’s New 2004 Term Loan Commitment (each, an “Additional New 2004 Term Loan” and, collectively, “Additional New 2004 Term Loans”, and, together with the Converted New 2004 Term Loans, “New 2004 Term Loans”) to Borrower to be used for the purposes identified in subsection 2.5F. The amount of each Lender’s New 2004 Term Loan Commitment and Converted New 2004 Term Loans (if any) is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of (x) Additional New 2004 Term Loans and (y) Converted New 2004 Term Loans is $513,012,821.00. The New 2004 Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the New 2004 Term Loan Commitments pursuant to subsection 10.1B. Each Lender’s New 2004 Term Loan Commitment shall expire immediately and without further action on November 30, 2004 if the Additional New 2004 Term Loans are not made on or before that date. Borrower may make only one borrowing on the Third Amendment Effective Date under the New 2004 Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i)(IV) or amounts borrowed as 2004 Term Loans under subsection 2.1(A)(i)(III) and continued as New 2004 Term Loans pursuant to this subsection 2.1(A)(i)(IV) and subsequently repaid or prepaid may not be reborrowed.”.

9.         Subsection 2.1B of the Credit Agreement is hereby amended by (i) deleting each instance of the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof and (ii) deleting the text “Second Amendment Effective Date” appearing in clause (y) of the proviso to the first sentence of said subsection and inserting the text “Third Amendment Effective Date” in lieu thereof.

10.         Subsection 2.1C of the Credit Agreement is hereby amended by (i) deleting each instance of the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof, (ii) deleting each instance of the text “Second Amendment Effective Date” appearing in said subsection and inserting the text “Third Amendment Effective Date” in lieu thereof, (iii) deleting each instance of the text “2004 Term Loan Commitments” and “Additional 2004 Term Loan Commitment” appearing in said subsection and inserting the text “New 2004 Term Loan Commitments” or “Additional New 2004 Term Loan Commitment”, as the case may be, in lieu thereof and (iv) inserting the text “, Part II, Section 5 of the Third Amendment (in the case of New 2004 Term Loans)” immediately prior to the text “and 4.2” appearing in subsection.

11.         Subsection 2.1D of the Credit Agreement is hereby amended by (i) deleting each instance of the text “2004 Term Loan” appearing in said subsection and inserting the text “New 2004 Term Loan” in lieu thereof and (ii) deleting each instance of the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof.

12.         Subsection 2.1E of the Credit Agreement is hereby amended by (i) inserting the text “New 2004 Term Loan,” immediately after the text “2004 Term Loan,” appearing in said subsection, (ii) inserting the text “Exhibit III-C,” immediately after the text

“Exhibit III-B,” appearing in said subsection and (iii) deleting the last sentence appearing in said subsection in its entirety and inserting the following new text in lieu thereof:

“Without limiting the foregoing, on and after the Third Amendment Effective Date, each Consenting 2004 Term Lender which holds a 2004 Term Note shall be entitled to surrender such 2004 Term Note to Borrower against delivery of a New 2004 Term Note completed in conformity with this subsection 2.1E, substantially in the form of Exhibit III-C annexed hereto, with appropriate insertions; provided that if any such 2004 Term Note is not so surrendered, then from and after the Third Amendment Effective Date such 2004 Term Note shall be deemed to evidence the Converted New 2004 Term Loans into which the 2004 Term Loans theretofore evidenced by such 2004 Term Note have been converted.”.

13.         Subsection 2.2 of the Credit Agreement is hereby amended by (i) deleting each instance of the text “2004 Term Loan” appearing in said subsection and inserting the text “New 2004 Term Loan” in lieu thereof and (ii) deleting each instance of the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof.

14.         Subsection 2.2 of the Credit Agreement is hereby further amended by deleting the text “Second Amendment Effective Date” appearing in the third sentence of subsection 2.2A of the Credit Agreement and inserting the text “Third Amendment Effective Date” in lieu thereof.

15.         Subsection 2.2B of the Credit Agreement is hereby amended by deleting clause (x) of said subsection and inserting the following new clause (x) in lieu thereof:

“(x) in connection with the 2004 Term Loan Conversion and the incurrence of Additional New 2004 Term Loans pursuant to subsection 2.1A(i)(IV), (A) each borrowing of 2004 Term Loans existing on the Third Amendment Effective Date immediately prior to the 2004 Term Loan Conversion and maintained as Eurodollar Rate Loans subject to a given Interest Period (each, an “Existing 2004 Term Loan Borrowing”) shall, upon the occurrence of the 2004 Term Loan Conversion, be deemed to be a new borrowing of New 2004 Term Loans for all purposes of this Agreement (including subsection 2.2F), (B) each such newly-deemed borrowing of New 2004 Term Loans shall be subject to the same Interest Period (and Adjusted Eurodollar Rate) as the Existing 2004 Term Loan Borrowing to which it relates, (C) Additional New 2004 Term Loans shall be initially incurred pursuant to a single borrowing of Eurodollar Rate Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed borrowing of New 2004 Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed borrowings of New 2004 Term Loans) and (D) Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding New 2004 Term Loans (after giving effect to the 2004 Term Loan Conversion and the incurrence of Additional New 2004 Term Loans pursuant to subsection 2.1A(i)(IV)) participate in each newly-deemed borrowing of New 2004 Term Loans on a pro rata basis (based upon the sum of such Lender’s (x) New 2004 Term Loan Commitment as in effect on the Third Amendment

Effective Date (prior to the making of New 2004 Term Loans on such date) and (y) and Converted New 2004 Term Loans).”.

16.         Subsection 2.3 of the Credit Agreement is hereby amended by inserting the following new subsection 2.3C at the end of said subsection:

“C. Prepayment Fees. All prepayments of principal (whether voluntary or mandatory) and/or conversions of New 2004 Term Loans made in connection with a Repricing Transaction, in each case prior to the first anniversary of the Third Amendment Effective Date, will be subject to payment to Administrative Agent, for the ratable account of each Lender with outstanding New 2004 Term Loans, of a fee in an amount equal to 1.0% of the aggregate principal amount of New 2004 Term Loans so repaid or converted. The foregoing fees shall be due and payable upon the date of any such prepayment or conversion.

17.         Subsection 2.4A of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the following new subsection 2.4A in lieu thereof:

“A. Scheduled Payments of New 2004 Term Loans. Borrower shall make principal payments on the New 2004 Term Loans in installments on the dates and in the amounts set forth below:

DATE	SCHEDULED REPAYMENT OF NEW 2004 TERM LOANS
September 30, 2005	$274,646.00
December 31, 2005	$1,294,761.00
March 31, 2006	$1,294,761.00
June 30, 2006	$1,294,761.00
September 30, 2006	$1,294,761.00
December 31, 2006	$1,294,761.00
March 31, 2007	$1,294,761.00
June 30, 2007	$1,294,761.00
September 30, 2007	$1,294,761.00
December 31, 2007	$1,294,761.00
March 31, 2008	$1,294,761.00
June 30, 2008	$1,294,761.00
September 30, 2008	$1,294,761.00

DATE	SCHEDULED REPAYMENT OF NEW 2004 TERM LOANS
December 31, 2008	$1,294,761.00
March 31, 2009	$1,294,761.00
June 30, 2009	$1,294,761.00
September 30, 2009	$1,294,761.00
December 31, 2009	$1,294,761.00
March 31, 2010	$245,363,617.00
June 25, 2010	$245,363,621.00

; provided that the scheduled installments of principal of the New 2004 Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the New 2004 Term Loans in accordance with subsection 2.4B(iv); and provided further, that the New 2004 Term Loans and all other amounts owed hereunder with respect to the New 2004 Term Loans shall be paid in full no later than June 25, 2010 and the final installment payable by Borrower in respect of the New 2004 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the New 2004 Term Loans.”.

18.         Subsection 2.4B of the Credit Agreement is hereby amended by deleting each instance of the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof.

19.         Subsection 2.4B(i) of the Credit Agreement is hereby amended by inserting the following text at the end of said subsection:

“Each prepayment of New 2004 Term Loans made pursuant to this subsection 2.4B(i) prior to the first anniversary of the Third Amendment Effective Date shall be subject to the payment of the fee described in subsection 2.3(C).”.

20.         Subsection 2.4C of the Credit Agreement is hereby amended by deleting the text “2004 Term Loans” appearing in clause (iii) of said subsection and inserting the text “New 2004 Term Loans” in lieu thereof.

21. Subsection 2.5 of the Credit Agreement is hereby amended by inserting the following new subsection 2.5G at the end of said subsection:

“G. Additional New 2004 Term Loans. The Additional New 2004 Term Loans incurred on the Third Amendment Effective Date shall be used on the Third Amendment Effective Date to repay outstanding 2004 Term Loans of Non-Consenting 2004 Term Lenders (if any).”.

22.         Subsection 2.6D is hereby amended by inserting the following text at the end of said subsection:

“In connection with the 2004 Term Loan Conversion and the incurrence of Additional New 2004 Term Loans pursuant to subsection 2.1A(i)(IV), Lenders and Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (A) if requested by any Lender making Additional New 2004 Term Loans which actually “match funds” in the manner described in subsection 2.6F below, Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such New 2004 Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (B) Borrower shall be obligated to pay to Non-Consenting 2004 Term Lenders breakage or other costs of the type referred to above in this subsection 2.6D (if any) incurred in connection with the repayment of outstanding 2004 Term Loans of such Non-Consenting 2004 Term Lenders (if any) on the Third Amendment Effective Date.”.

23.         Subsection 2.6F of the Credit Agreement is hereby amended by deleting the last sentence of said subsection in its entirety and inserting the following new sentence in lieu thereof:

“Notwithstanding the foregoing, the assumptions concerning the funding of Eurodollar Rate Loans set forth above in this subsection 2.6F shall not apply in connection with any determination made pursuant to subclause (A) of each of the last three sentences of subsection 2.6D.”

24.         Section 6 of the Credit Agreement is hereby amended by inserting the following new subsection 6.15 at the end of said Section:

“6.15 Third Amendment Mortgage Amendments. Within 60 days following the Third Amendment Effective Date (unless otherwise agreed by the Collateral Agent), Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “Third Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering a Mortgaged Property, together with evidence that counterparts of each of the Third Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the Additional New 2004 Term Loans); provided that the actions required to be taken by Borrower pursuant to this subsection 6.15 shall not be required to be so taken in the event that no Additional New 2004 Term Loans are made available to Borrower on the Third Amendment Effective Date.

25.         Subsection 7.5(xv) of the Credit Agreement is hereby amended by (i) deleting the text “$75,000,000 in the aggregate” appearing in said subsection and inserting the text “in the aggregate an amount equal to the remainder of (x) $75,000,000 minus (y) the aggregate amount of all Restricted Junior Payments made by Borrower pursuant to subsection 7.5(xvii)” in lieu thereof, (ii) deleting the text “2004 Term Loans” appearing in said subsection and inserting the text “New 2004 Term Loans” in lieu thereof and (iii) deleting the word “and” appearing at the end of said Section.

26.         Subsection 7.5 of the Credit Agreement is hereby further amended by (i) deleting the period appearing at the end of subclause (xvi) of said subsection and inserting the text “; and” in lieu thereof and (ii) inserting the following new subclause (xvii) at the end of said subsection:

“(xvii) so long as no Potential Event of Default or Event of Default then exists or would result therefrom, Borrower may make Restricted Junior Payments to Holdings to the extent required for Holdings to make, and Holdings may make, Restricted Junior Payments to the extent necessary to make repurchases of capital stock (and options or warrants to purchase such capital stock) of Holdings held by any shareholder of Holdings, provided that, in each case, (I) the aggregate amount of all such Restricted Junior Payments made pursuant to this subclause (xvii) shall not exceed an amount (if positive) equal to the remainder of (x) $32,500,000 minus (y) the aggregate amount (if any) of all Cash expended by Borrower to effect any Restricted Junior Payments (and to pay all premiums payable in connection therewith) made pursuant to subsection 7.5(xv) in excess of $42,500,000, (II) concurrently with any such Restricted Junior Payment, Borrower shall have made a voluntary prepayment of New 2004 Term Loans in accordance with subsection 2.4B(i) in an aggregate principal amount equal to the amount of such Restricted Junior Payment and (III) concurrently with any such Restricted Junior Payment, Borrower shall execute and deliver to Administrative Agent an officer’s certificate, in form and substance reasonably satisfactory to Administrative Agent, pursuant to which Borrower shall agree, represent and warrant that (x) such Restricted Junior Payment is being made pursuant to this subsection 7.5(xvii) and (y) Borrower is not entitled to (and shall not) subsequently take the position (for any purpose) that such Restricted Junior Payment was made pursuant to (or in reliance on) any subclause of this subsection 7.5 other than this subclause (xvii).”.

27.         Subsection 9.1A of the Credit Agreement is hereby amended by (i) deleting the text “(x)” appearing in the first sentence of said subsection and inserting the text “(w)” in lieu thereof, (ii) deleting the text “(y)” appearing in the first sentence of said subsection and inserting the text “(x)” in lieu thereof, (iii) deleting the text “and (z)” appearing in the first sentence of said subsection and inserting the text “, (y)” in lieu thereof, (iv) inserting the text “and (z) JPMSI is hereby appointed Third Amendment Arranger hereunder as of the Third Amendment Effective Date” immediately following the text “Second Amendment Effective Date” appearing in clause (y) of the first sentence of said subsection (as modified pursuant to preceding subclause (iii)), (v) deleting the text “Initial Arrangers, First Amendment Arranger and Second Amendment Arranger” appearing in the first sentence of said subsection and inserting the text “Initial Arrangers, First Amendment Arranger, Second Amendment Arranger and Third Amendment Arranger” in lieu thereof and (vi) inserting the sentence “Concurrently with the occurrence of the Third Amendment Effective Date, all obligations of JPMSI, in its capacity as Third Amendment Arranger hereunder, shall terminate.” immediately prior to the last sentence appearing in said subsection.

28.         Subsection 10.1B of the Credit Agreement is hereby amended by deleting the text “2004 Term Loans” appearing in clause (ii) of said subsection and inserting the text “New 2004 Term Loans” in lieu thereof.

29.         Schedule 2.1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule 2.1 in the form of Schedule 2.1 attached hereto.

30.         The Credit Agreement is hereby further amended by adding Exhibit III-C thereto in the form of Exhibit III-C attached hereto.

31.         Exhibits IV and VII to the Credit Agreement are hereby amended by deleting each instance of the text “2004 Term Loans” appearing in said Exhibits and inserting the text “New 2004 Term Loans” in lieu thereof.

II.	Miscellaneous Provisions.

1.         In order to induce Lenders to enter into this Third Amendment, each of Borrower and Holdings hereby represents and warrants that (i) no Potential Event of Default or Event of Default exists as of the Third Amendment Effective Date after giving effect to this Third Amendment, (ii) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (iii) concurrently with the effectiveness of this Third Amendment, the proceeds of the Additional New 2004 Term Loans shall be immediately applied by Borrower to repay all outstanding 2004 Term Loans of Non-Consenting 2004 Term Lenders (if any).

2.         This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Subsidiaries Guaranty or any other Loan Document.

3.         This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and Administrative Agent.

4.         THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.         This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied (it being understood that the condition set forth in clause (iv) below may be satisfied concurrently with the occurrence of the Third Amendment Effective Date):

(i)         Borrower, Holdings, each other Loan Party, Lenders constituting the Requisite Lenders (determined prior to giving effect to this Third Amendment) and each Lender with a New 2004 Term Loan Commitment and/or converting 2004 Term Loans into Converted New 2004 Term Loans pursuant to the 2004 Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113 / email address: myip@whitecase.com);

(ii)         there shall have been delivered to Administrative Agent for the account of each Consenting 2004 Term Lender and each Lender with a New 2004 Term Loan Commitment which has requested same, an appropriate New 2004 Term Note executed by Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii)         there shall have been delivered to Administrative Agent copies of resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of this Third Amendment and the Loan Documents as amended by this Third Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment; and

(iv)         (x) all accrued and unpaid interest on all 2004 Term Loans shall have been paid in full (regardless of whether payment of such interest would otherwise have been required pursuant to subsection 2.2C of the Credit Agreement) and (y) the principal of all outstanding 2004 Term Loans of Non-Consenting 2004 Term Lenders shall have been repaid in full.

6.         By executing and delivering a copy hereof, each Loan Party hereby agrees that all Obligations of the Loan Parties (including, without limitation, the New 2004 Term Loans) are fully guaranteed pursuant to the Holdings Guaranty and the Subsidiaries Guaranty in accordance with the terms and provisions thereof and are fully secured pursuant to the Collateral Documents.

7.         From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

DOMINO’S PIZZA, INC.

By:	/s/ Joseph P. Donovan
Name: Joseph P. Donovan
Title: VP and Treasurer

DOMINO’S, INC.

By:	/s/ Joseph P. Donovan
Name: Joseph P. Donovan
Title: VP and Treasurer

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/s/ Teri Streusand
Name: Teri Struesand
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2004, AMONG DOMINO’S, INC., DOMINO’S PIZZA, INC., J.P. MORGAN SECURITIES INC., AS SOLE LEAD ARRANGER AND BOOK RUNNER, THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION:

By:
Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DOMINO’S PIZZA LLC
DOMINO’S PIZZA INTERNATIONAL PAYROLL SERVICES, INC.
DOMINO’S PIZZA PMC, INC.
DOMINO’S FRANCHISE HOLDING CO.

By:	/s/ Joseph P. Donovan
Name: Joseph P. Donovan
Title: VP and Treasurer

DOMINO’S PIZZA INTERNATIONAL, INC.

By:	/s/ Michael T. Lawton
Name: Michael T. Lawton
Title: Executive Vice President

DOMINO’S PIZZA GOVERNMENT SERVICES DIVISION, INC.

By:	/s/ Joseph P. Donovan
Name: Joseph P. Donovan
Title: VP and Treasurer

SCHEDULE 2.1

Lender Commitments

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
JPMorgan Chase Bank	$290,108,311.11	$13,229,823.46	$7,126,296.72	$7,126,296.72	$45,000,000.00
Citicorp North America, Inc.	$275,108,311.11	$3,763,976.45	$0.00	$0.00	$25,000,000.00
Bank of America	$0.00	$0.00	$0.00	$0.00	$7,000,000.00
Bear Stearns Corporate Lending Inc.	$0.00	$0.00	$0.00	$0.00	$0.00
Credit Industriel Et Commerical	$6,000,000.00	$5,291,929.39	$0.00	$5,046,027.74	$6,000,000.00
Credit Suisse First Boston	$0.00	$0.00	$0.00	$0.00	$7,000,000.00
Fifth Third Bank, Eastern Michigan	$0.00	$0.00	$0.00	$0.00	$5,000,000.00
General Electric Capital Corporation	$9,000,000.00	$7,937,894.07	$0.00	$12,569,041.61	$0.00
Goldentree Credit Opportunities Financing I, Ltd.	$0.00	$0.00	$0.00	$0.00	$7,000,000.00
Goldman Sachs Credit Partners L.P.	$0.00	$0.00	$0.00	$0.00	$4,000,000.00
Hamilton Floating Rate Fund, LLC	$2,000,000.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
JPMorgan Chase Warehouse	$0.00	$0.00	$0.00	$7,195,262.78	$1,296,296.30
Jupiter Loan Funding LLC	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Winged Foot Funding Trust	$0.00	$5,291,929.39	$0.00	$5,046,027.74	$0.00
Landmark III CDO Limited	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Pacifica CDO II, Ltd.	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
New Alliance Global CDO, Ltd.	$0.00	$881,988.23	$0.00	$0.00	$0.00
Monument Capital Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
AIMCO CDO Series 2000-A	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
AIMCO CLO Series 2001-A	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Allstate Life Insurance Co.	$0.00	$3,086,958.81	$0.00	$5,466,530.07	$0.00
American Express Certificate Company	$0.00	$440,994.12	$0.00	$ 420,502.31	$0.00
Centurion CDO II, Ltd.	$0.00	$1,102,485.29	$0.00	$1,051,255.79	$0.00
Centurion CDO VI	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Centurion CDO VII, Limited	$0.00	$0.00	$0.00	$2,418,655.13	$0.00
IDS Life Insurance Company	$0.00	$440,994.12	$0.00	$ 420,502.31	$0.00
SEQUILS-Centurion V, Ltd.	$0.00	$1,102,485.29	$0.00	$1,051,255.79	$0.00
KZH CypressTree-1 LLC	$4,000,000.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
KZH Sterling LLC	$2,500,000.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
KZH ING-2 LLC	$4,000,000.00	$3,527,952.92	$0.00	$0.00	$0.00
AMMC CDO I, Limited	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
AMMC CDO II, Limited	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
AMMC CLO III, Limited	$0.00	$0.00	$0.00	$2,913,085.04	$0.00
KZH Riverside LLC	$610,000.00	$538,012.82	$0.00	$0.00	$0.00
Lehman Commercial Paper, Inc.	$0.00	$0.00	$0.00	$0.00	$7,000,000.00
Standard Federal Bank National Association	$4,000,000.00	$3,364,018.49	$0.00	$3,364,018.49	$6,000,000.00
Mariner CDO 2002, Ltd.	$0.00	$3,968,947.04	$0.00	$3,784,520.81	$0.00
Navigator CDO (fka Lasalle Bank N.A.)	$0.00	$2,968,947.04	$0.00	$2,830,988.11	$0.00
Ares VIII CLO LTD	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
Ares IV CLO Ltd.	$0.00	$2,425,467.64	$0.00	$0.00	$0.00
Ares VI CLO LTD	$0.00	$2,425,467.64	$0.00	$0.00	$0.00
Ares VII CLO Ltd.	$0.00	$3,086,958.81	$0.00	$0.00	$0.00
Avery Point CLO, Ltd.	$0.00	$6,173,917.61	$0.00	$5,008,495.52	$0.00

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
Castle Hill I-Ingots, Ltd.	$0.00	$5,291,929.39	$0.00	$4,292,996.19	$0.00
Castle Hill II-Ingots, Ltd.	$0.00	$7,055,905.86	$0.00	$5,723,994.90	$0.00
Harbour Town Funding LLC	$0.00	$5,291,929.39	$0.00	$4,292,996.19	$0.00
Race Point CLO, Limited	$0.00	$6,173,917.61	$0.00	$5,008,495.52	$0.00
Race Point II CLO, Limited	$0.00	$6,173,917.61	$0.00	$5,008,495.52	$0.00
Braymoor & Co.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Gallatin Funding I Ltd.	$0.00	$4,409,941.15	$0.00	$4,205,023.12	$0.00
Grayston CLO 2001-01 Ltd.	$0.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
Long Lane Master Trust IV	$0.00	$7,937,894.07	$0.00	$3,577,496.75	$0.00
Magnetite Asset Investors	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Magnetite Asset Investors III LLC	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Magnetite IV CLO, Limited	$0.00	$881,988.23	$0.00	$0.00	$0.00
Magnetite V CLO, Limited	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
Hanover Square CLO Ltd.	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
Loan Funding VI LLC	$0.00	$0.00	$0.00	$2,898,307.54	$0.00
Union Square CDO Ltd.	$0.00	$1,499,379.99	$0.00	$5,268,978.30	$0.00
Callidus Debt Partners CLO Fund II, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Callidus Debt Partners CLO Fund III, Ltd.	$0.00	$0.00	$0.00	$ 980,880.01	$0.00
Carlyle High Yield Partners II, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Carlyle High Yield Partners III, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Carlyle High Yield Partners IV, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Carlyle High Yield Partners VI, Ltd.	$0.00	$1,763,976.46	$0.00	$2,000,000.00	$0.00
Carlyle Loan Opportunity Fund	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Olympic CLO I, Ltd.	$0.00	$0.00	$0.00	$1,682,009.24	$0.00
Sierra CLO I Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Citadel Hill 2000 Ltd.	$0.00	$8,819,882.31	$0.00	$8,410,046.24	$0.00
CSAM Funding I	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
CSAM Funding III	$0.00	$3,527,952.92	$0.00	$0.00	$0.00
First Dominion Funding I	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Apex (IDM) CDO I, Ltd.	$0.00	$4,703,937.24	$0.00	$4,485,357.99	$0.00
Babson CLO Ltd. 2003-1	$0.00	$1,987,269.81	$0.00	$1,894,926.76	$0.00
Babson CLO Ltd. 2004-I	$0.00	$0.00	$0.00	$2,945,391.54	$0.00
ELC (Cayman) LTD.	$0.00	$740,452.36	$0.00	$0.00	$0.00
ELC (Cayman) Ltd. 1999-II	$0.00	$740,452.36	$0.00	$ 706,045.54	$0.00
ELC (Cayman) Ltd. 1999-III	$0.00	$987,269.81	$0.00	$ 941,394.06	$0.00
ELC (Cayman) Ltd. 2000-1	$0.00	$2,395,914.00	$0.00	$2,284,582.35	$0.00
ELC (Cayman) Ltd. CDO Series 1999-I	$0.00	$1,281,265.87	$0.00	$1,221,728.92	$0.00
MapleWood (Cayman) Limited	$0.00	$1,511,422.79	$0.00	$1,441,191.06	$0.00
Massachusetts Mutual Life Insurance Co.	$0.00	$2,282,393.27	$0.00	$2,176,336.62	$0.00
Newton CDO Ltd.	$0.00	$740,452.36	$0.00	$ 706,045.54	$0.00
Suffield CLO, Limited	$0.00	$2,082,754.44	$0.00	$1,985,974.47	$0.00
Tryon CLO Ltd. 2000-1	$0.00	$2,688,933.62	$0.00	$2,563,986.15	$0.00
Bryn Mawr CLO, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Forest Creek CLO, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Long Grove CLO, Limited	$0.00	$0.00	$0.00	$2,523,013.87	$0.00

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
Muirfield Trading LLC	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Olympic Funding Trust Series 1999-1	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
Rosemont CLO, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
SEQUILS-Cumberland I, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Denali Capital CLO I, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Denali Capital CLO II, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Denali Capital CLO III, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Blue Square Funding Ltd. Series 3	$0.00	$881,988.23	$0.00	$0.00	$0.00
TRS Eclipse LLC	$0.00	$5,291,929.39	$0.00	$5,046,027.74	$0.00
Big Sky III Senior Loan Trust	$0.00	$0.00	$0.00	$2,398,420.60	$0.00
Big Sky Senior Loan Fund, Ltd.	$0.00	$691,025.64	$0.00	$5,489,428.10	$0.00
Costantinus Eaton Vance CDO V, Ltd	$0.00	$2,645,964.69	$0.00	$3,476,546.59	$0.00
Eaton Vance CDO III, Ltd.	$0.00	$1,984,473.52	$0.00	$2,369,026.77	$0.00
Eaton Vance CDO IV, Ltd.	$0.00	$1,322,982.34	$0.00	$0.00	$0.00
Eaton Vance CDO VI, Limited	$0.00	$1,940,374.11	$0.00	$1,850,210.18	$0.00
Eaton Vance Floating Rate Income Trust	$0.00	$0.00	$0.00	$7,640,158.49
Eaton Vance Institutional Senior Loan Fund	$0.00	$2,645,964.69	$0.00	$5,772,206.77	$0.00
Eaton Vance Limited Duration Inc. Fund	$0.00	$7,937,894.07	$0.00	$7,569,041.61	$0.00
Eaton Vance Senior Floating Rate Trust	$0.00	$0.00	$0.00	$6,915,683.83	$0.00
Eaton Vance Senior Income Trust	$0.00	$3,567,327.40	$0.00	$3,401,563.35	$0.00
Eaton Vance VT Floating-Rate Inc. Fund	$0.00	$308,695.88	$0.00	$ 294,351.63	$0.00
Grayson and Co.	$0.00	$13,381,411.56	$0.00	$31,943,783.88	$592,592.59
Oxford Strategic Income Fund	$0.00	$440,994.12	$0.00	$0.00	$0.00
Senior Debt Portfolio	$0.00	$18,698,150.49	$0.00	$22,806,021.52	$0.00
Tolli & Co.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Ballyrock CDO I Limited	$0.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
Ballyrock CLO II Limited	$0.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
Fidelity II: Advantage Floating Rate High Income Fund	$0.00	$4,409,941.15	$0.00	$4,205,023.12	$0.00
Flagship CLO 2001-1	$0.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
Flagship CLO II	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Flagship CLO III			$0.00	$1,681,656.45
Franklin CLO I, Limited	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Franklin CLO II, Limited	$0.00	$1,763,976.46	$0.00	1,682,009.24	$0.00
Franklin CLO III, Ltd.	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Franklin CLO IV, Limited	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Franklin Floating Rate Daily Access Fund	$0.00	$881,988.23	$0.00	$3,334,408.48	$0.00
Franklin Floating Rate Master Series	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Franklin Floating Rate Trust	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Gulf Stream - Compass CLO 2003-1, Ltd.	$0.00	$2,204,970.58	$0.00	$0.00	$0.00
Gulf Stream Compass CLO 2002-1	$0.00	$3,204,970.58	$0.00	$2,075,164.25	$0.00
Emerald Orchard Limited	$0.00	$881,988.23	$0.00	$0.00	$0.00
Highland Legacy Limited	$0.00	$881,988.23	$0.00	$0.00	$0.00
Restoration Funding CLO, Ltd.	$0.00	$881,988.23	$0.00	$0.00	$0.00
Highland Floating Rate Advantage Fund (f.k.a. Columbia Floating Rate Advantage Fund)	$0.00	$1,322,982.34	$0.00	$4,102,864.35	$0.00

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
Highland Floating Rate LLC f.k.a. Columbia Floating Rate LLC )	$0.00	$1,322,982.34	$0.00	$2,617,204.33	$0.00
KZH Highland-2 LLC	$1,000,000.00	$0.00	$0.00	$0.00	$0.00
IKB Capital Corporation	$0.00	$8,819,882.32	$0.00	$6,136,618.15	$0.00
Indosuez Capital Funding VI, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Riviera Funding LLC	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Archimedes Funding IV, Ltd.	$0.00	$2,469,567.04	$0.00	$2,354,812.94	$0.00
Balanced High Yield Fund II Ltd.	$0.00	$2,028,572.93	$0.00	$1,934,310.63	$0.00
Endurance CLO 1 Ltd.	$0.00	$1,852,175.29	$0.00	$1,766,109.72	$0.00
ING-ORYX CLO, Ltd.	$0.00	$2,469,567.04	$0.00	$2,354,812.94	$0.00
Nemean CLO, Ltd.	$0.00	$0.00	$0.00	$1,907,065.42	$0.00
ING Prime Rate Trust	$0.00	$6,173,917.61	$0.00	$7,819,237.39	$0.00
ING Senior Income Fund	$0.00	$2,645,964.69	$0.00	$5,669,744.93	$0.00
AIM Floating Rate Fund	$0.00	$396,894.70	$0.00	$0.00	$0.00
Avalon Capital Ltd.	$0.00	$1,256,833.23	$0.00	$0.00	$0.00
Avalon Capital Ltd. II	$0.00	$1,512,609.82	$0.00	$0.00	$0.00
Charter View Portfolio	$0.00	$1,234,783.52	$0.00	$0.00	$0.00
Diversified Credit Portfolio Ltd.	$0.00	$132,298.24	$0.00	$0.00	$0.00
INVESCO European CDO I S.A.	$0.00	$440,994.12	$0.00	$0.00	$0.00
SEQUILS-Liberty, Ltd.	$0.00	$617,391.77	$0.00	$0.00	$0.00
Sagamore CLO Ltd.	$0.00	$1,985,355.50	$0.00	$0.00	$0.00
Saratoga CLO I, Limited	$0.00	$528,310.95	$0.00	$0.00	$0.00
Katonah I, Ltd.	$0.00	$2,645,964.69	$0.00	2,523,013.87	$0.00
Katonah II, Ltd.	$0.00	$2,645,964.69	$0.00	2,523,013.87	$0.00
Katonah III, Ltd.	$0.00	$2,645,964.69	$0.00	2,523,013.87	$0.00
Katonah IV, Ltd.	$0.00	$1,322,982.34	$0.00	1,261,506.94	$0.00
Katonah V, Ltd.	$0.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
Continental Assurance Co.	$0.00	$2,204,970.58	$0.00	$0.00	$0.00
Continental Casualty Company	$0.00	$4,614,911.73	$0.00	$2,102,511.58	$0.00
KZH CNC LLC	$2,851,851.85	$0.00	$0.00	$0.00	$0.00
Wind River CLO I Ltd.	$0.00	$0.00	$0.00	$ 706,045.54	$0.00
Master Senior Floating Rate Trust	$0.00	$3,532,362.86	$0.00	$3,368,223.51	$0.00
Longhorn CDO (Cayman) Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Longhorn CDO II, Ltd.	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Longhorn CDO III, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Venture CDO 2002, Limited	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Venture II CDO 2002, Limited	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Morgan Stanley Senior Funding, Inc.			$0.00	$1,765,584.03
Mountain Capital CLO 1 Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Mountain Capital CLO 11 Ltd.	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
Norinchukin Bank	$0.00	$0.00	$0.00	$2,452,200.03	$0.00
Clydesdale CLO 2001-1, Ltd.	$0.00	$1,322,982.34	$0.00	$0.00	$0.00
Clydesdale CLO 2003, Ltd.	$0.00	$2,645,964.69	$0.00	$0.00	$0.00
Nomura Bond & Loan Fund	$0.00	$881,988.23	$0.00	$0.00	$0.00
Oak Hill Credit Partners I, Limited	$0.00	$3,527,952.92	$0.00	$3,364,018.49	$0.00
Oak Hill Credit Partners II, Limited	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
Oak Hill Credit Partners III, Limited (fka Dolphin Investment Co., Ltd.)	$0.00	$2,527,952.92	$0.00	$2,410,485.77	$0.00
Oak Hill Securities Fund II, L.P.	$0.00	$3,968,947.04	$0.00	$3,784,520.81	$0.00
Oak Hill Securities Fund, L.P.	$0.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
Octagon Investment Partners II, LLC	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Octagon Investment Partners III, Ltd.	$0.00	$3,527,952.92	$0.00	$1,431,813.46	$0.00
Octagon Investment Partners IV, Ltd.	$0.00	$1,763,976.46	$0.00	$ 715,906.75	$0.00
Octagon Investment Partners V, Ltd.	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
HarbourView CLO V, Ltd.	$0.00	$1,470,274.38	$0.00	$0.00	$0.00
Harbourview CLO IV, Ltd.	$0.00	$1,175,690.31	$0.00	$0.00	$0.00
Oppenheimer Senior Floating Rate Fund	$0.00	$3,527,952.91	$0.00	$0.00	$0.00
Addison CDO, Limited	$0.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
Athena CDO, Limited	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Bedford CDO, Limited	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Captiva IV Finance Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Jissekikun Funding, Ltd.	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Loan Funding III LLC	$0.00	$0.00	$0.00	$1,932,205.03	$0.00
SEQUILS-Magnum, Ltd.	$0.00	$2,204,970.58	$0.00	$2,102,511.58	$0.00
Waveland-Ingots, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Wrigley CDO, Ltd	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Aeries II Finance Ltd.	$0.00	$440,994.12	$0.00	$ 420,502.31	$0.00
Amara-1 Finance Ltd.	$0.00	$246,956.70	$0.00	$0.00	$0.00
Amara-2 Finance Ltd.	$0.00	$432,174.24	$0.00	$0.00	$0.00
Oasis Collateral High Income Port.-1	$0.00	$476,273.64	$0.00	$0.00	$0.00
PPM Shadow Creek Funding LLC	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
PPM Spyglass Funding Trust	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Laguna Funding LLC	$0.00	$881,988.23	$0.00	$ 841,004.63	$0.00
Seminole Funding LLC	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
Dryden IV Leveraged Loan CDO 2003	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Dryden Leveraged Loan CDO 2002-II	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Loan Funding V, LLC	$0.00	$0.00	$0.00	$4,207,906.11	$0.00
Boston Harbor CLO 2004-1, Ltd	$0.00	$0.00	$0.00	$1,932,205.03	$0.00
Putnam Floating Rate Income Fund	$0.00	$0.00	$0.00	$ 490,440.00	$0.00
Robeco CDO II Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Veritas CLO I Ltd. (fka Chiron CDO I, Ltd.)	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Stanfield Arbitrage CDO, Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Stanfield Carrera CLO, Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
SunAmerica Sr. Floating Rate Fund Inc.	$0.00	$881,988.24	$0.00	$ 841,004.64	$0.00
Windsor Loan Funding, Limited	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
SRF 2000, Inc.	$0.00	$1,058,385.88	$0.00	$1,681,656.45	$0.00
SRF Trading, Inc.	$0.00	$1,058,385.88	$0.00	$0.00	$0.00
Stein Roe & Farnham CLO I Ltd.	$0.00	$1,587,578.81	$0.00	$0.00	$0.00
SPS High Yield Loan Trading	$0.00	$0.00	$0.00	$1,871,150.92	$0.00
Stone Tower CLO II, Ltd.	$0.00	$0.00	$0.00	$2,857,594.27	$0.00
Stone Tower CLO Ltd.	$0.00	$2,645,964.69	$0.00	$2,523,013.87	$0.00
Galaxy CLO 1999-1, Ltd.	$0.00	$1,390,719.04	$0.00	$0.00	$0.00

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New 2004 Term Loan Commitments	Converted New 2004 Term Loans	Revolving Loan Commitment
Galaxy CLO 2003-1, Ltd.	$0.00	$1,162,107.69	$0.00	$0.00	$0.00
SunAmerica Life Insurance Co.	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
KZH Soleil LLC	$632,000.00	$557,416.56	$0.00	$0.00	$0.00
KZH Soleil-2 LLC	$1,263,600.00	$1,114,480.33	$0.00	$0.00	$0.00
Nuveen Senior Income Fund	$0.00	$4,409,941.15	$0.00	$0.00	$0.00
Nuveen Diversified Dividend and Income Fund	$0.00	$0.00	$0.00	$0.00	$0.00
ELT Ltd.	$0.00	$1,763,976.46	$0.00	$1,682,009.24	$0.00
Long Lane Master Trust II	$0.00	$877,578.29	$0.00	$ 836,799.61	$0.00
The Travelers Insurance Company	$0.00	$6,967,707.02	$0.00	$6,643,936.52	$0.00
Citicorp Insurance and Investment Trust	$0.00	$970,187.06	$0.00	$ 925,105.09	$0.00
APEX (Trimaran) CDO I, Ltd.	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
Sawgrass Trading LLC	$0.00	$1,322,982.34	$0.00	$1,261,506.94	$0.00
C-Squared CDO Ltd.	$0.00	$2,874,628.31	$0.00	$2,741,052.11	$0.00
Celerity CLO Ltd (fka Lightspeed CLO Limited)	$0.00	$1,796,642.70	$0.00	$2,666,690.28	$0.00
Loan Funding I LLC	$0.00	$1,763,976.45	$0.00	$1,682,009.23	$4,111,111.11
SEQUILS I, Ltd.	$0.00	$7,545,899.30	$0.00	$0.00	$0.00
TCW Select Loan Fund, Limited	$0.00	$2,874,628.31	$0.00	$3,694,584.81	$0.00
KZH Crescent LLC	$2,037,037.04	$0.00	$0.00	$0.00	$0.00
KZH Crescent 2 LLC	$2,851,851.85	$2,515,299.77	$0.00	$0.00	$0.00
KZH Crescent 3 LLC	$2,037,037.04	$1,796,642.70	$0.00	$1,713,157.58	$0.00
Van Kampen CLO II, Limited	$0.00	$1,637,978.15	$0.00	$0.00	$0.00
Van Kampen Senior Income Trust	$0.00	$3,590,952.08	$0.00	$0.00	$0.00
Lyon Capital Management	$0.00	$1,763,976.46	$0.00	$0.00	$0.00
Aurum CLO 2002-1 Ltd.	$0.00	$1,587,578.81	$0.00	$0.00	$0.00

Total	$610,000,000.00	$538,012,820.59	$7,126,296.72	$513,012,820.61	$125,000,000.00

EXHIBIT III-C

[FORM OF NEW 2004 TERM NOTE]

PROMISSORY NOTE DUE JUNE 25, 2010

$[1]	New York, New York
[Date]

FOR VALUE RECEIVED, DOMINO’S, INC., a Delaware corporation (“Borrower”) hereby promises to pay to [2] (“Payee”) or its registered assigns the principal amount of [3] ($[l]) in the installments referred to below.

Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003, by and among Borrower, DOMINO’S PIZZA, INC., a Delaware corporation (successor by merger to TISM, Inc.), the financial institutions from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”), J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers, JPMORGAN CHASE BANK, as administrative agent for Lenders (in such capacity, “Administrative Agent”), CITICORP NORTH AMERICA, INC., as syndication agent, and BANK ONE, NA, as documentation agent (as so amended and restated and as the same may be further amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”, with the terms defined therein and not otherwise defined herein being used herein as therein defined).

Borrower shall make principal payments on this Note in consecutive quarterly installments, commencing on March 31, 2005 and ending on June 25, 2010. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

This Note is one of Borrower’s “New 2004 Term Notes” in the aggregate principal amount of $513,012,821.00 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the New 2004 Term Loan evidenced hereby was made and is to be repaid, and the other Loan Documents.

[1]	Insert amount of Lender’s New 2004 Term Loan in numbers.

[2]	Insert Lender’s name in capital letters.

[3]	Insert amount of Lender’s New 2004 Term Loan in words.

EXHIBIT III-C

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(iv) of the Credit Agreement, Borrower and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.4B(i) of the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in subsection 10.1 of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

EXHIBIT III-C

After the occurrence of an Event of Default, Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

EXHIBIT III-C

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

DOMINO’S, INC.

By:
Name:
Title: